UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

Armstrong World Industries, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-02116

Pennsylvania	23-0366390
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Columbia Avenue P.O. Box 3001 Lancaster, Pennsylvania	17603
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 397-0611

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Other Events

On November 5, 2012, Armstrong World Industries, Inc. (the “Company”) issued a press release announcing the commencement of a secondary public offering (the “Offering”) of 5,200,000 common shares held by The Armstrong World Industries, Inc. Asbestos Personal Injury Settlement Trust (“Asbestos Trust”) and Armor TPG Holdings LLC (“TPG”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Section 8 – Other Events

Item 8.01. Other Events

On November 5, 2012, the Company issued a press release announcing the commencement of the Offering.

Effective as of November 5, 2012, Asbestos Trust and TPG executed a waiver agreement (the “Wavier Agreement”) that waives certain restrictions under the Shareholders’ Agreement by and between Asbestos Trust and TPG, dated as of August 28, 2009 (the “Shareholders’ Agreement”). The Waiver Agreement modifies the definitions of the Two Director Threshold and the One Director Threshold as used in Section 3.1 (a) of the Shareholders’ Agreement so that (1) TPG shall continue to be entitled to designate two directors on the board of directors of the Company immediately after giving effect to the Offering and (2) immediately after giving effect to the Offering, (a) the Two Director Threshold shall be reduced to such number of common shares that is equal to 7,000,000 less the number of shares sold by TPG in the Offering and (b) the One Director Threshold shall be reduced to such number of common shares that is equal to one-half of the Two Director Threshold (rounded to the nearest whole number of common shares). The description of the Waiver Agreement contained herein is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Armstrong World Industries, Inc. dated November 5, 2012.

99.2 Waiver Agreement, effective as of November 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMSTRONG WORLD INDUSTRIES, INC.

By:	/S/ MARK A. HERSHEY
Mark A. Hershey
Senior Vice President, General Counsel and Secretary

Date: November 6, 2012